                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Debt Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Average Annual Total Returns as of 4/30/04
Scudder Emerging Markets Debt Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	2.88%	9.36%	13.21%	14.97%	10.33%
JP Morgan EMBI Global Diversified+	2.39%	9.27%	13.37%	12.88%	14.49%

Sources: Lipper Inc. and Deutsche Asset Management Investment Services Limited

* The Fund commenced operations on August 4, 1994. Index returns begin July 31, 1994.
++ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 4/30/04	$ 6.59
10/31/03	$ 6.91
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .54
SEC 30-day Yield as of 4/30/04[a]	6.48%

a The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields are historical and will fluctuate. The SEC yield would have been 5.47% had certain expenses not been reduced.

Institutional Class Lipper Rankings - Emerging Market Debt Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	28	of	50	55
3-Year	36	of	45	79
5-Year	18	of	42	42

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $250,000 Investment
[] Scudder Emerging Markets Debt Fund - Institutional Class [] JP Morgan EMBI Global Diversified+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Emerging Markets Debt Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $250,000	$273,400	$362,700	$502,075	$651,075
	Average annual total return	9.36%	13.21%	14.97%	10.33%
JP Morgan EMBI Global Diversified+	Growth of $250,000	$273,175	$364,325	$458,225	$918,250
	Average annual total return	9.27%	13.37%	12.88%	14.49%

The growth of $250,000 is cumulative.

* The Fund commenced operations on August 4, 1994. Index returns begin July 31, 1994.
+ The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external currency- denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging debt market performance.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Brett Diment, portfolio team leader, discusses Scudder Emerging Markets Debt Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did emerging markets bonds perform during the past six months?

A: The emerging markets debt asset class produced a slightly positive return of 2.39% during the period, as measured by the fund's benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified.1 The first five months of the period were very upbeat, as the favorable backdrop that characterized 2003 remained in place. Even though global economic growth continued to improve significantly, bond markets were helped by low reported inflation and the continued accommodative interest rate policies of the majority of the world's central banks.

1 The J.P. Morgan Emerging Markets Bond Index Global Diversified is an unmanaged foreign securities index of US dollar and other external, currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in the emerging markets. Index returns assume reinvestment of all distributions. It is not possible to invest directly in an index.

The environment for bonds changed abruptly in the first week of April, however, with the release of the March payroll data in the United States. After several months of disappointing results, the report revealed that 308,000 jobs had been created in March, far exceeding the market's consensus expectation of 123,000 new jobs. The release of this number, in combination with comments made by US Federal Reserve Chairman Alan Greenspan in front of the Senate Banking Committee, raised the markets' expectation that the Fed would in fact begin to increase interest rates as soon as the middle of this year. This caused all areas of the bond market to sell off sharply, with the higher-risk areas of the market producing the worst returns. The asset class closed the period with only a slight gain as a result, obscuring the fact that the vast majority of the six-month period was in fact very favorable. The yield spread of the asset class stood at 4.78% at the close of the period, compared to 4.70% on October 31, 2003 and its low of 3.94% on January 8, 2004.2

2 The "yield spread" is the difference in yield between an asset class or security and comparable Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in emerging markets debt. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: How did the fund perform in this environment?

A: For the six-month period ended April 30, 2004, the Institutional share class of Scudder Emerging Markets Debt Fund returned 2.88%, ahead of the 2.39% return of the fund's benchmark. The fund's SEC 30-day yield was 6.48% at the close of the period.

Q: Please discuss the fund's broad positioning.

A: During the first half of the period, we held a fairly aggressive posture in order to take advantage of the positive investment environment. This meant that we held positions in the bonds of lower-rated countries, such as Colombia and Peru, as well as higher-beta credits such as Brazil.3 This positioning helped performance during 2003 and through the first part of the reporting period given the strong performance of the market overall.

3 "Higher-beta" means a particular security is likely to be more volatile - on both the upside and downside - than the overall market.

But by the middle of the first calendar quarter, yield spreads had moved to very low levels, indicating that in many cases investors were not being fully compensated for the risks of owning certain bonds. It also became evident that we were moving closer to the point where the Fed would be forced to begin raising interest rates. At the same time, the market became more volatile and interest among "crossover investors" (i.e., those, unlike us, that can invest in any area of the bond market) began to wane. In combination, these factors prompted us to take a more "defensive" positioning within the portfolio.4 Given the sell-off in emerging markets bonds in April, this shift proved well-timed.

4 One that is geared for a more difficult market environment

Q: What did this more defensive approach mean for the fund's positioning in Latin America?

A: First, it caused us to lower the fund's weighting in Colombia to an underweight and remove positions in Peru and Panama altogether.5 While we believe these countries have limited downside given their strong fiscal positions, we think their upside is also small in light of the broader issues that have been affecting the emerging markets. As a result, we do not think the risk-reward profile warrants a larger weighting in these areas.

5 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Another aspect of the more defensive posture was our decision to reduce the fund's position in Brazil to an underweight versus the benchmark. The pace of interest rate reductions in the country has slowed, and we expect its bonds will have difficulty rising in price (and falling in yield) as long as investors expect interest rates in the US to rise. The portfolio has also moved to an underweight in Mexico, where yield spreads are close to their all-time lows - meaning that the country's bonds no longer offer a compelling value in our view.

At this point, the only significant overweight in Latin America is to Argentina, a position that has been in place for one and a half years. Bond prices there have been supported by the continued robust growth of the economy and the related strength of tax revenue collections.6 Both factors have improved Argentina's ability to make payments on its debt. The fund's overweight in this country was a significant positive for performance versus the benchmark during the period. We also hold a slight overweight in Jamaica, which has demonstrated continued fiscal austerity.

6 In contrast to developed bond markets, where stronger growth usually leads to lower bond prices, bonds in the emerging markets benefit from stronger growth.

The portfolio is equal-weighted versus the benchmark in Ecuador and Venezuela. Despite ongoing political risk in the two countries, we expect that continued high energy prices will translate into limited downside in the bonds of these oil-exporting nations.

Q: Please discuss the fund's positioning in the Europe/Africa/Middle East region.

A: The fund is overweight in this area. We have maintained core positions in Romania and Bulgaria, both of which we believe will benefit as the countries move closer to joining the European Union (EU). We also continue to favor Turkey, which is strong economically and which we believe will soon receive a date to begin EU accession talks. However, the continued tensions associated with the country's dispute with Greece regarding the island of Cyprus sparked a sell-off in April. This was a short-term negative for the fund's relative performance.

While we retain overweights in the countries just mentioned, we have closed the portfolio's overweight in Russia. Although the country remains on track for an upgrade to investment grade status by Standard & Poor's within a year's time, it has become an increasingly popular position among market participants. In our view, this makes the country vulnerable to a rapid sell-off if a negative news events sparks profit-taking among spooked investors. We do, however, retain a modest overweight in Ukraine, which has significantly outperformed Russia. The fund is also overweight in South Africa, which we believe offers relatively limited downside.

Q: What is the reason for the continued underweight in Asia?

A: As has been the case for quite some time, we are not finding the values in Asia to be attractive. Korea remains the fund's largest underweight, where its holdings are 6.5% lower than in the benchmark. (As of 4/30/04, there were no holdings in Korea.) One aspect of the underweight to Asia hurt performance during the period, and that was our decision to move from neutral to underweight in the Philippines. The country outperformed during the downturn due in part to an improving political backdrop, so this underweight detracted from returns in April.

Q: Six months ago, the fund held a position in local currency bonds, but this has since been removed from the portfolio. Why?

A: We have the ability to buy bonds denominated in US dollars or those denominated in local currencies. In deciding between the two, we look for relative value. For most of 2003, the fund held a position in local currency bonds for three reasons. First, in many countries dollar-denominated bonds had already outperformed their local counterparts, so we believed we could find better values in local currency issues. Second, we believed the dollar would weaken versus many emerging market currencies. And third, emerging market currencies were supported by higher commodity prices.7

As we moved into 2004, however, this situation reversed: Local currency bonds closed the performance gap, meaning that the values that were in place last year had dissipated. The dollar also weakened considerably and in our view was poised to improve given the outlook for higher rates in the US.8 And finally, commodities prices fell across the board due to concerns that China's white-hot growth would slow consumption of basic materials. The confluence of these factors prompted us to close out all positions in emerging markets currencies, based on our belief that this area no longer offered an attractive value given that the investment backdrop was deteriorating and the currencies had already risen substantially.9 All of the fund's holdings are now denominated in US dollars.

7 Higher commodity prices tend to help bring more dollars into emerging markets nations that sell them (since commodities generally trade in dollars). Higher revenues, in turn, tend to help improve governments' fiscal positions - a positive for currencies.
8 Higher interest rates in a given country tend to help the performance of its currency.
9 Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency in order to buy bonds. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

Q: What are some risks and opportunities that could arise in the months ahead?

A: The emerging debt market faces a number of potential risks. Even after the sell-off in late April, the market remains vulnerable to external shocks such as higher interest rates in the United States. Further, emerging markets bonds are, in our view, unlikely to benefit significantly from new buying from crossover investors. Given this backdrop, we will continue to seek favorable long-term returns through risk management and the use of fundamental research to identify bonds that offer attractive value. We also intend to maintain the more conservative posture that we established in the latter part of the period. Having said that, we will also be looking closely at opportunities to invest in the bonds of fiscally strong countries whose economies are growing, yet whose bond prices fall in sympathy with worldwide market weakness.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Asset Allocation	4/30/04	10/31/03

Debt Obligations	86%	80%
Loan Participations	2%	2%
Cash, net	12%	18%
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03

United States	12%	9%
Turkey	12%	6%
Russia	11%	17%
Bulgaria	8%	7%
Brazil	7%	7%
Argentina	5%	5%
Mexico	5%	8%
Venezuela	5%	9%
Malaysia	5%	5%
Romania	5%	6%
Philippines	4%	3%
South Africa	3%	-
All Other Countries	18%	18%
	100%	100%

Currency Exposure	4/30/04	10/31/03

United States	97%	91%
Brazilian Cruzeiro	-	3%
Russian Ruble	-	3%
Argentina Peso	-	1%
Uruguay Peso	-	1%
Euro	3%	1%
	100%	100%

Average Life (Excludes Cash Equivalents)	4/30/04	10/31/03

0<5 Years	9%	4%
5<10 Years	14%	25%
10+ Years	77%	71%
	100%	100%

Asset allocation, geographical, currency exposure and average life are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 86.0%
Argentina 4.8%
Republic of Argentina:
7.0%, 3/14/2049*	EUR 978,613	331,404
7.125%, 6/10/2049*	EUR 2,000,000	683,288
8.50%, 2/23/2005*	EUR 306,775	102,969
9.00%, 11/19/2008*	EUR 766,938	257,422
9.00%, 6/20/2049*	EUR 500,000	171,002
9.25%, 7/20/2004*	EUR 430,000	144,330
9.75%, 9/19/2027*	1,550,000	472,750
10.25%, 2/6/2049*	EUR 1,227,101	408,199
10.5%, 11/14/2049*	EUR 3,175,634	1,065,902
Series BGL4, 11.0%, 10/9/2006*	800,000	264,400
(Cost $3,289,434)		3,901,666
Brazil 5.9%
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014	797,485	732,091
8.875%, 4/15/2024	300,000	240,900
11.5%, 3/12/2008	1,300,000	1,378,000
14.5%, 10/15/2009	200,000	234,500
Floating Rate Debt Conversion Bond, LIBOR plus .875%, Series L, 2.063%**, 4/15/2012	2,576,484	2,138,481
(Cost $5,037,963)		4,723,972
Bulgaria 7.4%
Republic of Bulgaria, 8.25%, 1/15/2015 (Cost $5,423,787)	5,200,000	5,967,000
Colombia 2.3%
Republic of Colombia:
8.125%, 5/21/2024	1,830,000	1,555,500
10.0%, 1/23/2012	300,000	319,500
(Cost $2,090,850)		1,875,000
Ecuador 2.2%
Republic of Ecuador:
Step-up Coupon, 144A, 7.0%**, 8/15/2030	1,940,000	1,353,150
Step-up Coupon, 7.0%**, 8/15/2030	560,000	393,400
(Cost $1,692,017)		1,746,550
Indonesia 0.6%
Republic of Indonesia, 6.75%, 3/10/2014 (Cost $467,015)	520,000	477,990
Jamaica 1.0%
Government of Jamaica, 10.625%, 6/20/2017 (Cost $796,430)	810,000	805,950
Malaysia 4.5%
Petroliam Nasional Berhad:
7.625%, 10/15/2026	800,000	878,738
7.75%, 8/15/2015	2,400,000	2,762,355
(Cost $3,684,307)		3,641,093
Mexico 4.7%
Petroleos Mexicanos SA:
9.25%, 3/30/2018	300,000	343,500
9.5%, 9/15/2027	900,000	1,030,500
United Mexican States:
7.5%, 4/8/2033	1,800,000	1,782,000
8.0%, 9/24/2022	490,000	516,950
Series B, Value Recovery Rights, 6/30/2004*	2,350,000	10,575
Series C, Value Recovery Rights, 6/30/2005*	2,350,000	41,125
Series D, Value Recovery Rights, 6/30/2006*	2,350,000	29,375
Series E, Value Recovery Rights, 6/30/2007*	2,350,000	17,625
(Cost $3,643,426)		3,771,650
Nigeria 1.3%
Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010 (Cost $1,013,596)	1,150,227	1,073,000
Philippines 3.7%
Republic of Philippines:
8.875%, 3/17/2015	200,000	198,750
9.375%, 1/18/2017	600,000	622,500
9.875%, 3/16/2010	600,000	652,500
9.875%, 1/15/2019	1,450,000	1,489,875
(Cost $3,104,875)		2,963,625
Romania 4.3%
Republic of Romania, 8.5%, 5/8/2012 (Cost $2,977,845)	EUR 2,440,000	3,416,343
Russia 9.3%
Russian Federation:
Step-up Coupon, 5.0%**, 3/31/2030	1,450,000	1,329,650
144A, 11.0%, 7/24/2018	1,100,000	1,402,500
12.75%, 6/24/2028	600,000	886,500
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	1,800,000	1,584,000
Series VII, 3.0%, 5/14/2011	3,000,000	2,295,000
(Cost $7,516,863)		7,497,650
South Africa 2.6%
Republic of South Africa, 8.5%, 6/23/2017 (Cost $2,115,000)	1,800,000	2,079,000
Tunisia 1.5%
Banque Centrale de Tunisie:
7.375%, 4/25/2012	260,000	285,350
8.25%, 9/19/2027	800,000	890,000
(Cost $1,175,904)		1,175,350
Turkey 10.7%
Republic of Turkey:
9.5%, 1/15/2014	600,000	646,500
10.5%, 1/13/2008	700,000	784,000
11.75%, 6/15/2010	1,000,000	1,178,000
11.875%, 1/15/2030	1,400,000	1,814,750
12.375%, 6/15/2009	3,500,000	4,147,500
(Cost $8,722,956)		8,570,750
Ukraine 2.5%
Government of Ukraine, 7.65%, 6/11/2013 (Cost $2,157,462)	2,080,000	1,985,360
United States 10.8%
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	4,400,000	4,598,000
8.625%, 2/1/2022	470,000	502,900
US Treasury Note, 4.0%, 11/15/2012	3,700,000	3,604,031
(Cost $8,693,774)		8,704,931
Uruguay 1.3%
Republic of Uruguay:
7.5%, 3/15/2015	990,000	762,300
7.875%, 1/15/2033	380,000	250,800
(Cost $1,087,288)		1,013,100
Venezuela 4.6%
Republic of Venezuela:
Floating Rate Note, LIBOR plus 1.00%, 2.15%**, 4/20/2011	800,000	588,000
5.375%, 8/7/2010	2,100,000	1,596,000
10.75%, 9/19/2013	200,000	195,000
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,500,000	1,305,000
(Cost $3,594,507)		3,684,000
Total Bonds (Cost $68,285,299)		69,073,980

Loan Participation 2.4%
Algeria
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.0%**, 3/4/2010 (Cost $1,912,453)	1,970,769	1,921,500

	Shares	Value ($)

Cash Equivalents 13.6%
Scudder Cash Management QP Trust, 1.08% (c) (Cost $10,918,639)	10,918,639	10,918,639

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $81,116,391) (b)	102.0	81,914,119
Other Assets and Liabilities, Net	(2.0)	(1,624,765)
Net Assets	100.0	80,289,354

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
** These securities are shown at their current rate as of April 30, 2004.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) The cost for federal income tax purposes was $81,166,141 April 30, 2004, net unrealized appreciation for all securities based on tax cost was $747,978. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,157,590 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,409,612.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $70,197,752)	$ 70,995,480
Investment in Scudder Cash Management QP Trust (cost $10,918,639)	10,918,639
Total investments in securities, at value (cost $81,116,391)	81,914,119
Foreign currency, at value (cost $592)	599
Receivable for investments sold	8,815,991
Interest receivable	1,441,327
Net receivable on closed forward currency exchange contracts	32,218
Unrealized appreciation on forward currency exchange contracts	349,260
Other assets	15,320
Total assets	92,568,834
Liabilities
Net payable on closed forward currency exchange contracts	4,167
Unrealized depreciation on forward currency exchange contracts	348,934
Payable for investments purchased	11,870,641
Other accrued expenses and payables	55,738
Total liabilities	12,279,480
Net assets, at value	$ 80,289,354
Net Assets
Net assets consist of: Undistributed net investment income	1,828,280
Net unrealized appreciation (depreciation) on: Investments	797,728
Foreign currency related transactions	(11,729)
Accumulated net realized gain (loss)	(6,582,020)
Paid-in capital	84,257,095
Net assets, at value	$ 80,289,354
Net Asset Value
Net Asset Value, offering and redemption price per share ($80,289,354 / 12,184,681 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 6.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income
Income: Interest	$ 3,471,896
Interest - Scudder Cash Management QP Trust	16,844
Total income	3,488,740
Expenses: Advisory fee	549,705
Administrator service fee	137,426
Custodian fees	37,340
Auditing	12,740
Legal	11,720
Trustees' fees and expenses	2,875
Reports to shareholders	5,060
Registration fees	13,357
Other	1,535
Total expenses, before expense reductions	771,758
Expense reductions	(494,911)
Total expenses, after expense reductions	276,847
Net investment income	3,211,893
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,599,389
Foreign currency related transactions	(295,694)
2,303,695
Net unrealized appreciation (depreciation) during the period on: Investments	(1,185,933)
Foreign currency related transactions	(32,794)
(1,218,727)
Net gain (loss) on investment transactions	1,084,968
Net increase (decrease) in net assets resulting from operations	$ 4,296,861

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income	$ 3,211,893	$ 6,562,479
Net realized gain (loss) on investment transactions	2,303,695	15,736,064
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,218,727)	(97,149)
Net increase (decrease) in net assets resulting from operations	4,296,861	22,201,394
Distributions to shareholders from net investment income	(8,738,094)	(7,360,500)
Fund share transactions: Proceeds from shares sold	13,627,925	76,240,406
Reinvestment of distributions	8,694,259	7,316,340
Cost of shares redeemed	(49,454,696)	(54,380,609)
Net increase (decrease) in net assets from Fund share transactions	(27,132,512)	29,176,137
Increase (decrease) in net assets	(31,573,745)	44,017,031
Net assets at beginning of period	111,863,099	67,846,068
Net assets at end of period (including undistributed net investment income of $1,828,280 and $7,354,481, respectively)	$ 80,289,354	$ 111,863,099
Other Information
Shares outstanding at beginning of period	16,178,368	11,163,750
Shares sold	1,983,822	11,804,643
Shares issued to shareholders in reinvestment of distributions	1,319,311	1,289,430
Shares redeemed	(7,296,820)	(8,079,455)
Net increase (decrease) in Fund shares	(3,993,687)	5,014,618
Shares outstanding at end of period	12,184,681	16,178,368

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 6.91	$ 6.08	$ 6.56	$ 6.97	$ 5.80	$ 5.82
Income (loss) from investment operations: Net investment income	.18[b]	.49[b]	.53[b]	1.37	.60	.19
Net realized and unrealized gain (loss) on investment transactions	.04	1.00	.17	(1.05)	.81	.69
Total from investment operations	.22	1.49	.70	.32	1.41	.88
Less distributions from: Net investment income	(.54)	(.66)	(1.18)	(.73)	(.24)	(.90)
Net asset value, end of period	$ 6.59	$ 6.91	$ 6.08	$ 6.56	$ 6.97	$ 5.80
Total Return (%)[c]	2.88**	26.81	12.22	4.52	25.08	17.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	112	68	73	285	340
Ratio of expenses before expense reductions (%)	1.41*	1.40	1.46	1.38	1.37	1.40
Ratio of expenses after expense reductions (%)	.50*	.50	.50	.87[d]	1.01	1.00
Ratio of net investment income (%)	5.85*	7.67	8.79	10.31	8.29	10.90
Portfolio turnover rate (%)	342*	384	590	464[e]	359	397
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Beginning June 1, 2001, the expense cap was decreased from 1.00% to .50%.
[e] Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Emerging Markets Debt Fund (the "Fund") is a non-diversified series of the Scudder MG Investments Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $8,589,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($1,764,000), October 31, 2009 ($3,169,000) and October 31, 2010 ($3,656,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign currency transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $164,010,150 and $185,524,352, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management Investment Services Limited ("DeAMIS" or the "Advisor"), is the Advisor for the Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), is the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended April 30, 2004, the Advisor and Administrator have contractually agreed to maintain the annualized expenses of the Fund to 0.50%. Under this agreement, the Advisor waived $494,911 of advisory fees. Accordingly, for the six months ended April 30, 2004 the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.10% of the Fund's average daily net assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Institutional Class	$ 137,426	$ 26,025.25%

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

F. Forward Foreign Currency Contracts

As of April 30, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
CLP	676,800,000	USD	1,172,049	8/6/2004	91,848
CLP	644,437,500	USD	1,059,059	8/6/2004	30,510
USD	1,050,000	COP	2,861,250,000	8/6/2004	13,662
COP	2,861,500,000	USD	1,073,734	8/6/2004	9,979
INR	7,078,240,000	USD	801,522	8/6/2004	6,839
USD	2,553,676	PLN	10,419,000	7/29/2004	15,920
PLN	526,000	USD	131,021	7/29/2004	1,295
PLN	5,045,000	USD	1,249,226	8/6/2004	6,206
PLN	4,568,000	USD	1,138,017	8/6/2004	12,522
USD	1,500,000	RUB	48,795,000	11/19/2004	137,016
TRL	1,205,810,000,000	USD	820,000	7/29/2004	12,400
TRL	1,243,222,500,000	USD	843,721	7/29/2004	11,063
Total unrealized appreciation					$ 349,260

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	1,200,000	CLP	676,800,000	8/6/2004	(119,799)
USD	1,050,000	CLP	644,437,500	8/6/2004	(21,451)
EUR	3,382,000	USD	4,014,434	7/29/2004	(26,642)
USD	830,000	INR	7,221,000,000	8/6/2004	(19,289)
RUB	48,795,000	USD	1,528,665	11/19/2004	(108,351)
USD	1,693,660	TRL	2,449,032,500,000	7/29/2004	(53,402)
Total unrealized depreciation					$ (348,934)

As of April 30, 2004, the Fund had the following closed forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Receivable (Payable)
COP	3,444,000	USD	1,195,833	8/6/2004
USD	1,200,000	COP	3,444,000	8/6/2004	$ (4,167)
RUB	35,340,000	USD	1,232,218	8/6/2004
USD	1,200,000	RUB	35,340,000	8/6/2004	32,218
Total net receivable (payable)					$ 28,051

Currency Abbreviations
CLP	Chilean Peso	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
EUR	Euro	TRL	Turkish Lire
INR	Indian Rupee	USD	US Dollars

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Institutional Class
Nasdaq Symbol	MGEIX
CUSIP Number	81116P 857
Fund Number	553

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Debt Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Emerging Markets Debt Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------